UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2009

Silverstar Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

184 – 991 Hornby Street, Vancouver, British Columbia		V6Z 1V3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (604) 612-4847

621 Bank Street, Wallace, Idaho 83873
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01 Changes in Control of Registrant

June 2, 2009, Mr. Greg Cowan, a former President, Chief Executive Officer, Secretary, Treasurer and director of our Company, transferred 5,000,000 restricted shares of our common stock to Mr. Lawrence Siccia, our current President, Chief Executive Officer and director. Mr. Siccia purchased the shares from personal funds in the amount of $500. Mr. Siccia now owns 11.5% of the issued and outstanding shares of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR MINING CORP.

/s/ Lawrence Siccia
Lawrence Siccia
President

Date June 2, 2009